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                                                                    EXHIBIT 10.7

                                    AGREEMENT

         THIS AGREEMENT (this "Agreement") is entered into as of March 15, 2000, by and between PennCorp Financial Group, Inc., a Delaware corporation (the "Company"), and each other signatory party hereto (individually, a "Holder").

         WHEREAS, the Company intends to solicit the approval of the holders of its $3.375 Convertible Preferred Stock and $3.50 Series II Convertible Preferred Stock (collectively, the "Preferred Stock"), to a recapitalization transaction, the principal terms of which are attached hereto as Exhibit A (the "Recapitalization");

         WHEREAS, each of the Holders is an owner of shares of Preferred Stock; and

         WHEREAS, the Recapitalization is acceptable in all respects to each of the Holders.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

         SECTION 1. VOTE IN FAVOR OF THE RECAPITALIZATION. So long as the Termination Event shall not have occurred, each Holder agrees (i) to vote its shares of Preferred Stock in favor of the Recapitalization and vote to accept a plan of reorganization incorporating the terms of the Recapitalization in the Company's voluntary case under Chapter 11 of the United States Bankruptcy Code and (ii) not to consent to, or vote for any other merger, consolidation, sale of assets, reorganization, recapitalization, plan of reorganization or plan of liquidation or any action relating to the consummation of which would either frustrate the purposes of, or prevent or delay the consummation of the Recapitalization.

         SECTION 2. TRANSFER OF PREFERRED STOCK. Each Holder shall not, directly or indirectly, sell, assign, hypothecate, grant an option on, or otherwise dispose of (collectively, "transfer") any of the shares of Preferred Stock held by such Holder on the date hereof; provided, however, that each Holder shall be permitted to transfer any or all of its shares of Preferred Stock to (i) any entity that agrees in a writing, in form and substance reasonably satisfactory to the Company, to be bound by the terms of this Agreement or, (ii) any other Holder.

         SECTION 3. RELEASE. Effective as of the date of the consummation of the Recapitalization, the Holders, for themselves and their respective affiliates, assigns, heirs, executors, agents, employees, attorneys and representatives (collectively, the "Releasors"), hereby RELEASE, SURRENDER, REMISE, ACQUIT, AND FOREVER DISCHARGE the current and former officers and directors of the Company and its present and former subsidiaries (the "Releasees") from any and all claims, counterclaims, demands, damages,

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entitlements, actions, causes of action, suits in equity, liabilities, debts, and accounts, whatsoever, which the Releasors now have, have ever had or may hereafter have, whether known or unknown, suspected or unsuspected (collectively, "Claims"), on account of or arising out of any matter with respect to the operations or conduct of the business of the Company and its present or former subsidiaries, other than Claims resulting from the intentional misconduct or bad faith of a Releasee.

         SECTION 4. REPRESENTATION OF OWNERSHIP. Each Holder represents that it owns the shares of Preferred Stock set forth under its signature.

         SECTION 5. TERMINATION OF OBLIGATIONS. The obligations of each Holder hereunder shall terminate and be of no further force and effect (i) if an order approving the sale of SW Life and SLT (as defined in Exhibit A attached hereto) has been entered by the Bankruptcy Court (as defined in Exhibit A attached hereto), and such order has become final or (ii) in the event the Recapitalization has not been consummated on or prior to December 31, 2000 (each, a "Termination Event").

         SECTION 6. DUE AUTHORIZATION. Each person who executes this Agreement by or on behalf of each respective party represents that it has been duly authorized or empowered to execute and deliver this Agreement on behalf of such party.

         SECTION 7. AMENDMENTS. No modification or amendment of the terms of this Agreement shall be valid unless such modification or amendment, in writing, has been signed by each of the signatories party hereto.

         SECTION 8. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York, without regard to the conflict of law principles thereof except to the extent pre-empted by the United States Bankruptcy Code. Any judicial proceeding brought against any of the parties to this Agreement relating to a dispute arising out of this Agreement will be brought exclusively in the Bankruptcy Court and by its execution and delivery of this Agreement, each party hereto accepts the exclusive jurisdiction of the Bankruptcy Court.

         SECTION 9. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

         SECTION 10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, any one of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

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         SECTION 11. HEADINGS. The Section headings of this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.



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         IN WITNESS WHEREOF, the parties hereof have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first set forth above.


                                  PENNCORP FINANCIAL GROUP, INC.


                                  By: /s/ KEITH A. MAIB
                                     ------------------------------------------
                                  Name: Keith A. Maib
                                       ----------------------------------------
                                  Title: President and Chief Executive Officer
                                        ---------------------------------------


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                                     HOLDERS

AIG - Soundshore Partners                    Camden Asset Management

By: [ILLEGIBLE]                              By: /s/ JOHN B. WAGNER
   -----------------------------------          --------------------------------
Its:                                         Its: Managing Director
    ----------------------------------           -------------------------------
Preferred Shares: 41,170                     Preferred Shares: 80,097
                 ---------------------                        ------------------

Forest Investment Management                 Highbridge Capital Management LLC

By: /s/ MICHAEL A. BOYD                      By: /s/ CAROLYN RUBIN
   -----------------------------------          --------------------------------
Its: Chairman                                Its: Managing Director
    ----------------------------------           -------------------------------
Preferred Shares: 424,000                    Preferred Shares: 63,640
                 ---------------------                        ------------------

Inverness/Phoenix Partners L.P.              Executive Capital Partners I, L.P.

By: /s/ JAMES C. COMIS                       By: /s/ JAMES C. COMIS
   -----------------------------------          --------------------------------
Its: Managing Director                       Its:
    ----------------------------------           -------------------------------
Preferred Shares: 1,007,789                  Preferred Shares: 33,354
                 ---------------------                        ------------------

Brown's Dock, L.L.C.                         Loeb Partners Corp

By: /s/ JAMES C. COMIS                       By: [ILLEGIBLE]
   -----------------------------------          --------------------------------
Its:                                         Its:
    ----------------------------------           -------------------------------
Preferred Shares: 530,257                    Preferred Shares: 29,000
                 ---------------------                        ------------------

Paloma Securities LLC                        Paloma Strategic Securities Limited

By: /s/ MICHAEL J. BERNER                    By: /s/ MICHAEL J. BERNER
   -----------------------------------          --------------------------------
Its: Vice President                          Its: Executive Vice President
    ----------------------------------           -------------------------------
Preferred Shares: 317,000                    Preferred Shares: 70,900
                 ---------------------                        ------------------

Q Investments, LP                            Steadfast Financial LLC

By: /s/ ROBERT MCCORMICK                     By: /s/ ANDREW FOOT
   -----------------------------------          --------------------------------
Its: Vice President                          Its:
    ----------------------------------           -------------------------------
Preferred Shares: 57,270                     Preferred Shares: 246,400
                 ---------------------                        ------------------

Vicuna Advisors LLC                          W.G. Trading

By: /s/ JOSH WELCH                           By: /s/ ERIC GREENBERG
   -----------------------------------          --------------------------------
Its: Managing Member                         Its: Senior Trader
    ----------------------------------           -------------------------------
Preferred Shares: 796,600                    Preferred Shares: approx. 158,000
                 ---------------------                        ------------------

/s/ WILLIAM M. MCCORMICK
--------------------------------------
William M. McCormick

Preferred Shares: 10,000
                 ---------------------






Preferred Holder Agreement